UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

Vistance Networks, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36146	27-4332098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Telecom Parkway Richardson, Texas		75082
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 952-9700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VISN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2026, Vistance Networks, Inc. (the “Company”) announced that Chuck Treadway will step down as President and Chief Executive Officer (“CEO”) of the Company and as a member of the Board of Directors of the Company on February 1, 2027.

Mr. Treadway provided his resignation on November 4, 2026, and he will receive the severance and benefits that he is entitled to receive as a result of his resignation for good reason pursuant to his Severance Protection Agreement with the Company, contingent upon his execution of a separation agreement containing a general release of claims. A copy of Mr. Treadway’s Severance Protection Agreement was previously filed as Exhibit 10.7 to the Company’s Annual Report on Form 10-K, filed with the SEC on February 17, 2023 and is incorporated herein by reference. A description of Mr. Treadway’s Severance Protection Agreement and payments upon termination of his employment with the Company is also included in the Company’s Definitive Proxy Statement for the 2026 Annual Meeting of Stockholders, filed with the SEC on March 23, 2026.

The Board of Directors has launched a comprehensive search for the Company’s next CEO. The search is being overseen by the Board of Directors, and the Board of Directors has retained a leading executive search firm to assist with the process.

Item 9.01. Financial Statements and Exhibits.

Exhibit.	Description.
99.1	Vistance Networks, Inc. press release, dated November 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2026		Vistance Networks, Inc.

	By:	/s/ Kyle D. Lorentzen
		Name:	Kyle D. Lorentzen
		Title:	Executive Vice President and
Chief Financial Officer